UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2011

Annual Repor t

Legg Mason

Western Asset

Intermediate-Term

Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Intermediate-Term Municipals Fund

Fund objective

The Fund seeks to provide as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Intermediate-Term Municipals Fund for the twelve-month reporting period ended March 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat

IV	Legg Mason Western Asset Intermediate-Term Municipals Fund

Investment commentary (cont’d)

more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. As the reporting period began, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The markets then experienced sharp sell-offs in late April and in May, and again in mid-November 2010, mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Fixed-income market review

As the reporting period began, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits, with nearly every spread sector (non-Treasury) outperforming equal-durationv Treasuries. The spread sectors then took a step backward toward the end of April and during the month of May due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

Legg Mason Western Asset Intermediate-Term Municipals Fund	V

Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing during much of the last four months of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended March 31, 2011. When the period began, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. However, yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed. When the period ended on March 31, 2011, two-year Treasury yields were 0.80% and ten-year Treasury yields were 3.47%.

The municipal bond market lagged its taxable bond counterpart over the twelve months ended March 31, 2011. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 1.63% and 5.12%, respectively. The municipal bond market was negatively impacted by a sharp increase in issuance of Build America Bonds in advance of the expiration of the popular program at the end of 2010. These new securities were not readily absorbed by investor demand. In addition, there were some high profile issues regarding the financial well-being of some municipal bond issuers.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

April 29, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Western Asset Intermediate-Term Municipals Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

We select portfolio holdings primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities,” which include debt obligations issued by any of the fifty states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other government issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. The interest on municipal securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

The Fund will normally maintain an average effective maturity of between three and ten years. The Fund focuses on investment grade bonds, but may invest up to 20% of its assets in securities rated below investment grade or in unrated securities that we determine to be of comparable quality. Instead of investing directly in particular securities, the Fund may use derivatives that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market — to the extent consistent with its 80% policy.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended March 31, 2011, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in each case, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets.

The yields on two- and ten-year Treasuries began the fiscal year at 1.02% and 3.84%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Federal Reserve Board (“Fed”)i monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then generally rose from November through mid-February as certain economic data were stronger than expected and there were concerns regarding future inflation. While yields then declined toward

2	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Fund overview (cont’d)

the end of the period given geopolitical unrest and the disaster in Japan, they again moved higher at the end of March. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasury yields rose as high as 4.01% and fell as low as 2.41%. On March 31, 2011, yields on two- and ten-year Treasuries were 0.80% and 3.47%, respectively.

The municipal bond market experienced periods of heightened volatility during the reporting period. Although the fundamentals in the municipal market remained challenging, tax-free bond prices rallied during much of the first half of the period. This was due, in part, to generally strong demand as investors were drawn to their attractive yields. However, the municipal market weakened during most of the second half of the period as investor demand could not absorb a sharp increase in new issuance of Build America Bonds (“BABs”). This spike in new issuance occurred as the BAB program was expiring at the end of December. Also pressuring the market were concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market strengthened somewhat toward the end of the reporting period, as new issuance declined and there were signs that some states were taking steps to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexii returned 1.63% for the twelve months ended March 31, 2011. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, returned 5.12%.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its underweight exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades. In contrast, we continued to emphasize essential service revenue bonds. Given the steepness of the municipal yield curveiv, we extended the Fund’s durationv during the reporting period as we found more value on the longer end of the curve.

The Fund employed short U.S. Treasury futures during the reporting period to manage duration and in expectation of an underperformance by Treasuries. This strategy materially detracted from the Fund’s performance, and we closed the position in November 2010.

Performance review

For the twelve months ended March 31, 2011, Class A shares of Legg Mason Western Asset Intermediate-Term Municipals Fund, excluding sales charges, returned -0.31%. The Fund’s unmanaged benchmark, the Barclays Capital 1-15 Year Municipal Bond Indexvi, returned 2.78% for the same period. The Lipper Intermediate Municipal Debt Funds Category Average1 returned 2.08% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 167 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	3

Performance Snapshot as of March 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Intermediate-Term Municipals Fund:
Class A	-4.04%	-0.31%
Class C	-4.32%	-0.89%
Class I	-3.96%	-0.16%
Barclays Capital 1-15 Year Municipal Bond Index	-1.91%	2.78%
Lipper Intermediate Municipal Debt Funds Category Average[1]	-2.48%	2.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended March 31, 2011 for Class A, Class C and Class I shares were 4.10%, 3.56% and 4.36%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated July 29, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.70%, 1.31% and 0.54%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to higher-quality essential service revenue bonds, which held up better than their lower-quality counterparts when the municipal market weakened. Our lack of exposure to the Tobacco sector was also a positive for performance. This sector of the municipal market generated extremely poor results as it was downgraded to below investment grade status in November 2010. This downgrade resulted in forced selling of Tobacco bonds into a highly illiquid market by mutual funds only permitted to own investment grade securities. Our underweight to Airlines was also rewarded as these securities were negatively impacted by rising oil prices.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the use of a short Treasury futures position. This derivative position was employed given our expectations for Treasuries to underperform municipal bonds due to a dramatic increase in Treasury issuance. However, Treasuries outperformed the municipal market over the twelve months ended March 31, 2011.

The Fund’s yield curve positioning, which emphasized longer-term securities, was a negative for performance as shorter-term securities generated better results over the fiscal year. Having a longer duration than

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 175 funds for the six-month period and among the 167 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Fund overview (cont’d)

that of the benchmark was also detrimental, with municipal yields rising during the reporting period.

Our underweight to the Pre-Refundedvii sector detracted from results. These short-term, high-quality securities outperformed the overall benchmark during the fiscal year given periods of increased concerns for the overall municipal bond market.

Finally, our overweight to the Transportation sector was not rewarded as the sector lagged the overall benchmark during the reporting period.

Thank you for your investment in Legg Mason Western Asset Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 19, 2011

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Lower-rated, higher-yielding bonds are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital 1–15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2011 and March 31, 2010, and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2010 and held for the six months ended March 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.04%	$1,000.00	$959.60	0.72%	$3.52	Class A	5.00%	$1,000.00	$1,021.34	0.72%	$3.63
Class C	-4.32	1,000.00	956.80	1.33	6.49	Class C	5.00	1,000.00	1,018.30	1.33	6.69
Class I	-3.96	1,000.00	960.40	0.55	2.69	Class I	5.00	1,000.00	1,022.19	0.55	2.77

[1]	For the six months ended March 31, 2011.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/11	-0.31%	-0.89%	-0.16%
Five Years Ended 3/31/11	3.60	2.97	N/A
Ten Years Ended 3/31/11	3.84	N/A	N/A
Inception* through 3/31/11	5.14	3.18	3.40

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/11	-2.59%	-0.89%	-0.16%
Five Years Ended 3/31/11	3.12	2.97	N/A
Ten Years Ended 3/31/11	3.60	N/A	N/A
Inception* through 3/31/11	5.03	3.18	3.40

Cumulative total returns
Without sales charges[1]
Class A (3/31/01 through 3/31/11)	45.71%
Class C (Inception date of 12/19/01 through 3/31/11)	33.74
Class I (Inception date of 9/28/07 through 3/31/11)	12.45

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are November 28, 1988, December 19, 2001 and September 28, 2007, respectively.

8	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Legg Mason Western Asset Intermediate-Term Municipals Fund vs. Barclays Capital 1-15 Year Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Category Average† — March 2001 - March 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Western Asset Intermediate-Term Municipals Fund on March 31, 2001, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital 1-15 Year Municipal Bond Index. The Barclays Capital 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	9

Spread duration (unaudited)

Economic Exposure — March 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

BC 1-15yr Muni Bond Index	— Barclays Capital 1-15 Year Municipal Bond Index
LMWA Intermediate-Term Muni	— Legg Mason Western Asset Intermediate-Term Municipals Fund

10	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC 1-15yr Muni Bond Index	— Barclays Capital 1-15 Year Municipal Bond Index
LMWA Intermediate-Term Muni	— Legg Mason Western Asset Intermediate-Term Municipals Fund

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	11

Schedule of investments

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.2%
Alabama — 0.4%
Clarke & Mobile County, AL, Gas District, Gas Revenue, AMBAC	5.250%	1/1/24	$1,935,000	$1,925,964
Jefferson County, AL, Sewer Revenue, Refunding	5.250%	2/1/16	7,000,000	6,711,740
Marshall County, AL, Health Care Authority Revenue	6.250%	1/1/22	1,000,000	1,015,650
Total Alabama				9,653,354
Alaska — 0.0%
Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC	8.000%	5/1/23	1,000,000	1,013,680	(a)
Arizona — 1.6%
Arizona State University, Revenue Bonds, FGIC	5.500%	7/1/21	1,000,000	1,062,570	(b)
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/28	10,000,000	9,908,100
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/29	10,000,000	9,800,000
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/26	18,240,000	16,983,082
Total Arizona				37,753,752
Arkansas — 0.1%
Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project	7.000%	4/1/12	1,000,000	1,021,670	(a)
California — 15.5%
California Health Facilities Financing Authority Revenue, Stanford Hospital	5.000%	11/15/25	27,465,000	27,840,447
California State Economic Recovery	5.000%	7/1/16	6,000,000	6,063,300
California State Economic Recovery, GO	5.000%	7/1/20	35,000,000	37,739,800
California State Public Works Board, Lease Revenue, Department of Corrections	5.250%	9/1/16	4,245,000	4,255,867
California Statewide CDA Revenue:
John Muir Health	5.000%	7/1/29	6,660,000	6,032,029
St. Joseph Health System, NATL	5.125%	7/1/24	4,000,000	3,997,760
Long Beach, CA, Airport Senior Revenue	5.000%	6/1/30	7,735,000	7,099,260
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.250%	11/15/23	3,975,000	3,917,164
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/24	17,830,000	17,281,371
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	8,000,000	7,881,120
Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC	9.625%	7/1/13	165,000	182,563	(c)

See Notes to Financial Statements.

12	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/28	$10,000,000	$10,123,600
Los Angeles International Airport	5.250%	5/15/28	17,750,000	18,293,327
Los Angeles International Airport	5.250%	5/15/29	10,000,000	10,246,800
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	40,385,000	40,672,945
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/27	10,000,000	9,630,300
Northern, CA, Power Agency Revenue	5.000%	7/1/21	1,575,000	1,663,011
Northern, CA, Power Agency Revenue:
Lodi Energy Center	5.000%	6/1/19	2,000,000	2,132,180
Lodi Energy Center	5.000%	6/1/20	2,000,000	2,111,120
Lodi Energy Center	5.000%	6/1/25	15,805,000	15,826,969
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	9,826,600
Sacramento County, CA, Airport System Revenue	5.000%	7/1/30	3,615,000	3,540,350
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/18	800,000	877,184
Procter & Gamble Project	5.000%	7/1/19	900,000	976,401
Procter & Gamble Project	5.250%	7/1/20	1,250,000	1,368,612
Procter & Gamble Project	5.250%	7/1/21	1,000,000	1,096,180
San Bernardino County, CA, COP:
Arrowhead Project	5.500%	8/1/21	11,855,000	12,302,645
Arrowhead Project	5.000%	8/1/22	8,755,000	8,605,902
Arrowhead Project	5.125%	8/1/24	10,000,000	9,749,600
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/26	3,305,000	3,225,581
San Francisco, CA, City & County Airports Commission, International Airport Revenue	6.750%	5/1/11	5,000,000	5,021,950	(a)(d)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	50,000,000	48,311,000
San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital	11.500%	5/1/11	50,000	50,395	(c)
Southern California Public Power Authority:
Natural Gas Project Revenue, Project Number 1	5.250%	11/1/26	2,000,000	1,910,580
Project Number 1	5.250%	11/1/27	9,550,000	9,019,402
Southern California Public Power Authority Revenue, Windy Point Flats Project-1	5.000%	7/1/25	7,250,000	7,471,270
Truckee-Donner Recreation & Park District, CA, COP, Community Center Project, AMBAC	5.000%	9/1/29	3,830,000	3,615,903
Total California				359,960,488

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	13

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 2.9%
Colorado Educational & Cultural Facilities Authority Revenue Charter School, Bromley East Project	7.000%	9/15/20	$1,025,000	$1,054,909	(b)
Colorado Health Facilities Authority Revenue:
Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	12,735,000	12,921,186
Sisters of Charity Leavenworth Health System Inc.	5.000%	1/1/30	16,000,000	15,451,360
Denver, CO, City & County Wastewater Revenue, FGIC	5.250%	11/1/14	1,480,000	1,575,697
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	7,105,000	6,423,701
E-470 Public Highway Authority Revenue, CO	5.375%	9/1/26	3,000,000	2,715,000
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	8,210,000	8,656,378
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.250%	11/15/28	8,000,000	8,357,200
Regional Transportation District, CO, COP	5.000%	6/1/25	10,000,000	10,124,000
Total Colorado				67,279,431
Connecticut — 0.3%
Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA	6.375%	7/1/12	2,000,000	2,021,640	(a)
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, AGM	5.375%	7/1/16	2,000,000	2,122,060	(b)
Connecticut State, HEFA Revenue, Ascension Health Credit	3.500%	2/1/12	2,800,000	2,852,276	(d)
Total Connecticut				6,995,976
District of Columbia — 0.5%
District of Columbia University Revenue, Georgetown University	5.000%	4/1/21	10,000,000	10,497,200	(d)
Florida — 9.3%
Broward County, FL, Airport System Revenue	5.000%	10/1/24	3,000,000	3,033,060
Broward County, FL, Airport System Revenue	5.375%	10/1/29	12,000,000	12,044,520
Citizens Property Insurance Corp., FL	5.000%	6/1/16	25,000,000	26,117,500
Citizens Property Insurance Corp., FL	5.375%	6/1/16	20,000,000	21,239,800
Citizens Property Insurance Corp., FL	5.250%	6/1/17	5,000,000	5,223,950
Citizens Property Insurance Corp., FL, Senior Secured High Risk Notes	5.000%	6/1/12	4,500,000	4,686,570
Florida Municipal Loan Council Revenue:
NATL	5.250%	11/1/13	1,790,000	1,849,500
NATL	5.250%	11/1/16	3,175,000	3,214,021
Florida State Municipal Power Agency Revenue	5.000%	10/1/28	10,400,000	10,292,360
Hillsborough County, FL, EFA Revenue, Refunding, University of Tampa Project, Radian	5.750%	4/1/18	1,370,000	1,350,669
Jacksonville Beach, FL, Utility Revenue	7.900%	10/1/14	1,255,000	1,426,194	(c)

See Notes to Financial Statements.

14	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Killarney Community Development District Special Assessment Revenue	5.125%	5/1/09	$440,000	$211,200	(e)
Lee County, FL, Airport Revenue:
Assured Guaranty	5.000%	10/1/21	12,245,000	12,205,449	(a)
Assured Guaranty	5.000%	10/1/22	8,000,000	7,862,880	(a)
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.500%	10/1/27	3,000,000	2,955,270	(a)
Miami International Airport	5.000%	10/1/29	5,000,000	4,756,650
Miami-Dade County, FL, Expressway Authority Toll System Revenue, Assured Guaranty	3.000%	7/1/16	1,205,000	1,209,037
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	8,000,000	8,186,640
Orange County, FL, Health Facilities Authority Revenue:
Hospital Adventist Health Systems	6.250%	11/15/24	2,000,000	2,176,480	(b)
Orlando Health Inc.	5.250%	10/1/21	6,935,000	7,039,302
Orlando Health Inc.	5.250%	10/1/22	7,095,000	7,133,526
Orlando Health Inc.	5.125%	10/1/26	4,050,000	3,836,403
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/23	40,750,000	42,285,052
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/24	10,000,000	10,256,900
Orlando, FL, Utilities Commission Water & Electric Revenue	5.250%	10/1/13	1,470,000	1,505,736	(b)
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/24	3,500,000	3,665,095
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/25	3,350,000	3,476,663
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/27	1,155,000	1,181,449
Seminole County, FL, Water & Sewer Revenue, Refunding & Improvement, NATL	6.000%	10/1/12	685,000	715,339
South Broward, FL, Hospital District Revenue	5.000%	5/1/28	5,920,000	5,664,197
Sterling Hill, FL, Community Development District	5.500%	11/1/10	635,000	482,600	(e)
Total Florida				217,284,012
Georgia — 2.6%
Atlanta & Fulton County, GA, Recreational Authority Revenue:
Zoo	5.000%	12/1/19	1,770,000	1,901,316
Zoo	5.000%	12/1/20	1,860,000	1,986,703
Atlanta, GA, Airport Revenue	5.250%	1/1/30	4,150,000	4,139,832

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	15

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	$5,465,000	$6,042,487
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/24	15,885,000	17,269,219
Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp.	7.000%	1/1/23	5,000,000	5,647,950
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	6,000,000	6,359,040
Georgia State Higher EFA Revenue, USG Real Estate Foundation II LLC Project	5.375%	6/15/29	3,000,000	3,062,520
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/18	5,000,000	5,046,550
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/21	7,110,000	6,784,149
Milledgeville & Baldwin County, GA, Development Authority Revenue, Georgia College & State University Foundation	5.500%	9/1/24	1,000,000	1,156,300	(b)
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/11	1,250,000	1,274,512
Savannah, GA, Downtown Authority Revenue, Refunding, Chatham County Projects, NATL	5.000%	1/1/19	660,000	698,419
Total Georgia				61,368,997
Hawaii — 1.0%
Hawaii State:
FGIC	5.375%	8/1/15	2,895,000	2,936,833
FGIC	5.375%	8/1/15	1,105,000	1,123,155	(b)
Hawaii State Airports System Revenue	5.250%	7/1/29	18,240,000	18,196,041
Hawaii State, GO, Unrefunded Balance, NATL	5.000%	5/1/16	615,000	672,398
Total Hawaii				22,928,427
Illinois — 2.6%
Chicago, IL:
Metropolitan Water Reclamation District Greater Chicago, Capital Improvement	5.500%	12/1/14	2,000,000	2,184,840	(b)
O’Hare International Airport Revenue	5.250%	1/1/19	5,625,000	5,864,119	(a)
O’Hare International Airport Second Lien Passenger Facility, AMBAC	5.500%	1/1/16	1,500,000	1,519,140
Chicago, IL, GO	5.375%	1/1/16	120,000	125,516
Cicero, IL, NATL	5.625%	12/1/16	2,415,000	2,509,596
Cook County, IL, GO	5.250%	11/15/22	10,000,000	10,420,900
Cook County, IL, GO	5.250%	11/15/23	9,980,000	10,337,583
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	2,910,000	3,165,411	(c)

See Notes to Financial Statements.

16	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois Finance Authority Revenue:
AGM	5.250%	1/1/22	$2,000,000	$2,024,560
Edward Hospital, AMBAC	6.000%	2/1/28	1,000,000	999,900
Memorial Health System	5.250%	4/1/29	11,000,000	10,112,740
Rush University Medical Center	6.375%	11/1/29	3,000,000	3,069,060
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	3,000,000	2,975,490	(d)
Illinois State, GO, First Series	5.375%	7/1/19	5,000,000	5,036,200
Total Illinois				60,345,055
Indiana — 2.8%
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.375%	1/1/25	4,000,000	4,139,080
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/26	5,480,000	5,674,924
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/27	3,460,000	3,565,115
Indiana State Finance Authority Revenue, Trinity Health Credit Group	5.000%	12/1/28	5,000,000	4,845,750
Indiana State Toll Road Commission, Toll Road Revenue	9.000%	1/1/15	3,285,000	3,875,084	(c)
Indianapolis Local Public Improvement Bond Bank, Waterworks Project	5.500%	7/1/19	3,000,000	3,187,710	(b)
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	19,625,000	20,522,059	(f)
Jasper County, IN, PCR:
Northern Indiana Public Service, AMBAC	5.700%	7/1/17	5,000,000	5,393,300
Northern Indiana Public Service, NATL	5.850%	4/1/19	3,000,000	3,281,880
Lawrence Township, IN, Metropolitan School District, First Mortgage, IBC, NATL	6.750%	7/5/13	1,000,000	1,076,130
Mishawaka, IN, School Building Corp., First Mortgage, AMBAC	5.500%	7/15/18	1,075,000	1,090,598	(b)
North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project	7.125%	7/1/22	2,000,000	700,000	(g)
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	5.250%	1/1/21	8,000,000	8,455,440
Total Indiana				65,807,070
Iowa — 1.0%
Iowa Finance Authority Health Care Facilities Revenue:
Genesis Health Systems	5.000%	7/1/18	2,775,000	2,905,092
Genesis Health Systems	5.000%	7/1/19	4,075,000	4,199,532

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	17

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Iowa — continued
Genesis Health Systems	5.000%	7/1/20	$2,500,000	$2,544,250
Genesis Health Systems	5.000%	7/1/21	4,170,000	4,218,914
Iowa Finance Authority Health Facilities Revenue:
Central Iowa Health System, Assured Guaranty	5.000%	2/15/17	1,600,000	1,692,208
Central Iowa Health System, Assured Guaranty	5.000%	2/15/18	1,350,000	1,419,484
Central Iowa Health System, Assured Guaranty	5.000%	2/15/19	1,000,000	1,039,460
Iowa Health System, Assured Guaranty	5.000%	8/15/17	1,000,000	1,061,970
Iowa Health System, Assured Guaranty	5.000%	8/15/18	1,350,000	1,424,709
Iowa Health System, Assured Guaranty	5.000%	8/15/19	1,150,000	1,198,588
Muscatine, IA, Electric Revenue	9.700%	1/1/13	1,310,000	1,449,345	(c)
Total Iowa				23,153,552
Kansas — 0.4%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	5,000,000	5,257,200	(d)
Kansas State Development Finance Authority Revenue, Sisters Leavenworth	5.250%	1/1/25	3,000,000	3,101,700
Total Kansas				8,358,900
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue:
Owensboro Medical Health System Inc.	5.250%	6/1/23	1,835,000	1,712,771
Owensboro Medical Health System Inc.	6.000%	6/1/30	14,570,000	13,685,892
Louisville & Jefferson County, KY, Metro Government Health Facilities Revenue, Jewish Hospital, St. Marys Healthcare	6.000%	2/1/22	10,000,000	10,148,700
Total Kentucky				25,547,363
Louisiana — 0.4%
East Baton Rouge, LA, Parish Park & Recreation District, GO, AGM	5.000%	5/1/20	500,000	523,385
Louisiana Local Government Environmental Facilities and CDA Revenue, AMBAC, Parking Facilities Corp. Garage Project	5.625%	10/1/17	1,480,000	1,482,264
Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna	8.000%	5/15/12	130,000	135,729	(c)
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	5.625%	6/1/21	1,830,000	2,043,506
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	5.875%	6/1/23	4,435,000	4,938,994
Louisiana State University & Agricultural & Mechanical College Board, Refunding, Auxiliary, AGM	5.250%	7/1/13	1,000,000	1,081,310
Total Louisiana				10,205,188

See Notes to Financial Statements.

18	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — 1.4%
Anne Arundel County, MD, GO	5.375%	3/1/14	$3,000,000	$3,137,850	(b)
Anne Arundel County, MD, GO, Consolidated Solid Waste Projects	5.300%	2/1/17	450,000	450,972	(a)
Maryland State Economic Development Corp., EDR:
Term Project	5.375%	6/1/25	5,055,000	4,839,657
Transportation Facilities Project	5.125%	6/1/20	5,000,000	4,911,950
Transportation Facilities Project	5.375%	6/1/25	7,500,000	7,180,500
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health System Inc.	5.000%	7/1/28	2,000,000	1,952,440
Carroll County General Hospital	5.125%	7/1/14	400,000	412,716
Carroll County General Hospital	6.000%	7/1/21	535,000	543,292
Johns Hopkins Hospital	5.000%	5/15/11	1,000,000	1,004,680
Refunding, Kennedy Krieger Issue	5.125%	7/1/22	1,000,000	929,110
Refunding, Medstar Health	5.750%	8/15/14	500,000	554,615
University of Maryland Medical System	6.000%	7/1/22	1,000,000	1,068,740	(b)
Washington County Hospital	6.000%	1/1/28	4,000,000	3,876,480
Maryland State Transportation Authority Parking Revenue, Baltimore, Washington International Airport, AMBAC	5.250%	3/1/12	1,000,000	1,038,760	(a)
Total Maryland				31,901,762
Massachusetts — 1.0%
Massachusetts State DFA Revenue, First Mortgage, Edgecombe Project	6.000%	7/1/11	135,000	135,871
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation Inc., AGM	6.000%	11/15/28	1,500,000	1,589,820
Caregroup Inc.	5.375%	7/1/23	3,500,000	3,482,640
Caregroup Inc.	5.375%	7/1/24	5,500,000	5,415,135
Caregroup Inc.	5.375%	7/1/25	3,570,000	3,484,713
Caritas Christi Obligation	6.500%	7/1/12	1,035,000	1,077,238	(c)
UMass Memorial Health Care Inc.	5.000%	7/1/20	2,500,000	2,488,850
UMass Memorial Medical Center Inc.	5.000%	7/1/19	1,500,000	1,520,100
University of Massachusetts	5.500%	10/1/18	1,300,000	1,395,693	(b)
Massachusetts State Port Authority Revenue	13.000%	7/1/13	750,000	867,000	(c)
Pittsfield, MA, GO, NATL	5.500%	4/15/17	2,000,000	2,125,720	(b)
Total Massachusetts				23,582,780
Michigan — 5.9%
Allen Academy COP	7.000%	6/1/15	800,000	815,720
Carman-Ainsworth, MI, Community School District, GO, FGIC	5.500%	5/1/19	1,000,000	1,053,510	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	19

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Chippewa Valley, MI, Schools Administration Building, Q-SBLF	5.500%	5/1/18	$1,775,000	$1,872,945	(b)
Detroit, MI, GO:
District State Aid	5.250%	11/1/24	5,000,000	5,182,550
District State Aid	5.000%	11/1/30	21,500,000	20,744,705
Detroit, MI, Water Supply System Revenue, NATL	5.000%	7/1/26	1,000,000	933,770
Michigan Finance Authority, Trinity Health Corp.	5.000%	12/1/27	4,500,000	4,322,700
Michigan State Building Authority Revenue:
Facilities Program, AGM	5.000%	10/15/26	5,000,000	4,989,200
Facilities Program, NATL	5.000%	10/15/29	7,250,000	6,953,910
Michigan State Hospital Finance Authority Revenue:
McLaren Health Care Corp.	5.625%	5/15/28	23,690,000	23,860,805
Refunding, Hospital, Sparrow Obligated	5.000%	11/15/19	1,000,000	1,017,400
Michigan State Housing Development Authority, Rental Housing Revenue	5.125%	10/1/22	3,055,000	3,126,456
Michigan State Housing Development Authority, Rental Housing Revenue, AMBAC	6.000%	4/1/23	10,460,000	10,565,541	(a)
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison	5.500%	8/1/16	5,000,000	5,481,500	(d)
Mount Clemens, MI, Community School District, Q-SBLF	5.500%	5/1/16	1,000,000	1,029,880	(b)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.000%	9/1/29	2,000,000	2,238,720
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/16	7,865,000	8,110,467	(a)
Detroit Metropolitan Airport	5.000%	12/1/17	17,000,000	17,287,470	(a)
Detroit Metropolitan Airport	5.000%	12/1/18	17,000,000	17,020,230	(a)
Total Michigan				136,607,479
Minnesota — 1.1%
Minnesota Agricultural & Economic Development Board Revenue, Essentia Heathcare, AGM	5.000%	2/15/30	5,725,000	5,635,346
Saint Paul, MN, Housing & Redevelopment Authority, Hospital Revenue, Health East Project, ACA/CBI	5.850%	11/1/17	1,000,000	996,720
St. Cloud, MN, Health Care Revenue, Centracare Health System	5.000%	5/1/25	10,000,000	9,989,600
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System	5.250%	11/15/28	9,600,000	9,599,424
Total Minnesota				26,221,090
Missouri — 1.0%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.750%	8/1/28	9,080,000	9,138,384

See Notes to Financial Statements.

20	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Missouri — continued
Lees Summit, MO, IDA, Health Facilities Revenue, John Knox Village	5.750%	8/15/11	$1,000,000	$1,019,390	(c)
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.250%	1/1/19	4,485,000	4,851,604
Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution State Revolving Funds Programs	5.250%	1/1/16	1,500,000	1,511,295
Missouri State Health & EFA Revenue, St. Lukes Episcopal	5.000%	12/1/20	5,070,000	5,154,517
Missouri State Housing Development Community, MFH Revenue	5.500%	12/1/15	680,000	680,782
Saint Louis, MO, Airport Revenue, Airport Development Program, NATL	5.625%	7/1/16	1,000,000	1,012,900	(b)
Total Missouri				23,368,872
Nevada — 0.8%
Carson City, NV, Hospital Revenue:
Carson-Tahoe Health System	6.000%	9/1/14	650,000	666,971
Carson-Tahoe Health System	6.000%	9/1/14	535,000	580,438	(b)
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	13,000,000	13,256,100
Reno, NV, Hospital Revenue:
Renown Regional Medical Center Project	5.000%	6/1/15	1,000,000	1,046,850
Renown Regional Medical Center Project	5.000%	6/1/16	1,000,000	1,039,030
Renown Regional Medical Center Project	5.000%	6/1/17	2,190,000	2,251,736
Total Nevada				18,841,125
New Hampshire — 0.2%
New Hampshire HEFA:
University Systems of New Hampshire, AMBAC	5.375%	7/1/16	595,000	608,191	(b)
University Systems of New Hampshire, AMBAC	5.375%	7/1/16	305,000	310,987
New Hampshire HEFA Revenue:
Covenant Health	6.500%	7/1/17	1,770,000	1,861,881	(b)
Covenant Health, Unrefunded Balance	6.500%	7/1/17	565,000	580,419
Total New Hampshire				3,361,478
New Jersey — 3.7%
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/29	10,000,000	10,224,000
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	4.450%	6/1/23	3,500,000	3,470,635
New Jersey American Water Co.	5.100%	6/1/23	6,075,000	6,163,391	(a)
New Jersey American Water Co.	4.700%	12/1/25	8,000,000	7,608,560	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	21

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey Health Care Facilities Financing Authority Revenue:
Atlanticare Regional Medical Center	5.000%	7/1/15	$1,840,000	$1,930,730
Atlanticare Regional Medical Center	5.000%	7/1/16	1,350,000	1,415,111
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	3,000,000	3,335,370
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	20,000,000	20,242,000
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	22,020,000	22,856,980	(a)
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.250%	5/1/23	5,565,000	5,696,724
New Jersey State Turnpike Authority Revenue	6.000%	1/1/14	135,000	141,708	(c)
Passaic Valley, NJ, Sewage Commissioners Sewer System, AMBAC	5.625%	12/1/17	3,095,000	3,103,418
Ringwood Boro, NJ, Sewage Authority	9.875%	1/1/14	65,000	74,682	(c)
Total New Jersey				86,263,309
New Mexico — 1.2%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/21	1,100,000	1,249,149
Farmington, NM, PCR, Arizona Public Service Co.	4.700%	9/1/24	27,000,000	25,482,870
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/20	1,490,000	1,579,981
Total New Mexico				28,312,000
New York — 4.9%
Albany, NY, IDA, Civic Facility Revenue, Charitable Leadership Project	6.000%	7/1/19	1,000,000	549,770	(g)
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.000%	7/15/30	33,640,000	32,482,448
MTA, NY, Revenue	5.250%	11/15/22	6,000,000	6,371,760
MTA, NY, Revenue	5.250%	11/15/24	22,995,000	23,890,655
Nassau County, NY, IDA, Continuing Care Retirement, Amsterdam at Harborside	5.875%	1/1/18	2,150,000	2,152,731
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.000%	2/15/30	12,390,000	11,721,683
New York City, NY, IDA, Special Needs Facilities Pooled Program A-1	6.100%	7/1/12	245,000	245,059
New York City, NY, Industrial Development Agency Revenue, Queens Baseball Stadium, Pilot, AMBAC	5.000%	1/1/19	1,500,000	1,488,495
New York State Dormitory Authority Revenue:
FHA, New York and Presbyterian Hospital, AGM	5.250%	8/15/24	5,415,000	5,655,101

See Notes to Financial Statements.

22	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Mental Health Services Facilities	5.000%	2/15/18	$5,000,000	$5,298,150
Municipal Health Facility	5.000%	1/15/25	9,150,000	9,291,185
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.000%	5/1/21	2,500,000	2,508,150
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	5.000%	12/1/20	4,000,000	3,907,000
Tobacco Settlement Financing Corp., New York, Asset-Backed	5.500%	6/1/14	5,395,000	5,412,911
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnical Institute	5.000%	9/1/30	3,000,000	2,822,280
Total New York				113,797,378
North Carolina — 2.1%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare	5.000%	1/15/26	2,000,000	2,008,800
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	25,250,000	25,091,935
North Carolina Turnpike Authority, Triangle Expressway System Revenue:
Assured Guaranty	5.250%	1/1/25	7,000,000	7,288,330
Assured Guaranty	5.375%	1/1/26	4,590,000	4,752,578
Raleigh Durham, NC, Airport Authority Revenue	5.000%	5/1/28	10,235,000	10,398,862
Total North Carolina				49,540,505
Ohio — 4.1%
Cleveland, OH, Public Power Systems Revenue, AMBAC	5.500%	11/15/15	1,750,000	1,785,578
Franklin County, OH, Hospital Revenue, Children Hospital Project	10.375%	6/1/13	1,100,000	1,218,910	(c)
Hamilton County, OH, Sales Tax Revenue, AMBAC	5.250%	12/1/18	305,000	305,735
Jackson, OH, Local School District, Stark & Summit Counties, AGM	5.000%	12/1/18	1,240,000	1,309,824
Logan Hocking, OH, Local School District, Construction & Improvement, NATL	5.500%	12/1/16	1,410,000	1,458,744	(b)
Montgomery County, OH, Revenue, Catholic Health Initiatives	5.500%	9/1/14	2,775,000	2,832,054	(b)
Ohio State Air Quality Development Authority Revenue:
FirstEnergy Generation Corp.	5.625%	6/1/18	20,000,000	21,062,200
FirstEnergy Generation Corp.	5.700%	8/1/20	9,000,000	9,281,430
FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	7,500,000	7,997,625	(d)
Ohio State Building Authority, State Facilities-Administration Building Fund, AGM	5.500%	10/1/14	3,600,000	3,691,908	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	23

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Ohio State Department of Administrative Services, COP, Administrative Knowledge System, NATL	5.000%	9/1/16	$500,000	$538,495
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	45,000,000	43,774,650	(d)
Total Ohio				95,257,153
Oklahoma — 0.0%
Oklahoma Development Finance Authority Revenue, Refunding, St. John’s Health Systems	5.750%	2/15/18	690,000	691,960
Oregon — 0.7%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System	5.750%	5/1/16	1,000,000	1,011,740
Klamath Falls, OR, Intercommunity Hospital Authority Revenue:
Merle West Medical Center	6.125%	9/1/22	940,000	1,023,575	(b)
Unrefunded Balance, Merle West Medical Center	6.125%	9/1/22	560,000	560,515
Oregon State Department of Administrative Services, COP	5.000%	5/1/29	2,250,000	2,269,238
Oregon State Department of Administrative Services, Lottery Revenue, AGM	5.500%	4/1/14	1,375,000	1,445,689	(b)
Oregon State Facilities Authority Revenue, Samaritan Health Services	5.000%	10/1/30	10,000,000	9,406,600
Total Oregon				15,717,357
Pennsylvania — 6.6%
Adams County, PA, IDA Revenue, Gettysburg College	5.875%	8/15/21	1,000,000	1,042,480
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	33,200,000	32,511,100	(d)
Chester County, PA, School Authority, School Lease Revenue	5.375%	6/1/17	1,070,000	1,086,820
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/28	7,600,000	7,489,268
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/29	5,000,000	4,879,000
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/30	5,825,000	5,645,415
Greater Johnstown, PA, GO, School District, NATL	5.375%	8/1/14	1,750,000	1,798,755
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.000%	6/1/25	11,000,000	10,684,190
Montgomery County, PA, IDA Revenue:
New Regional Medical Center Project, FHA	5.000%	8/1/24	5,980,000	6,127,407
New Regional Medical Center Project, FHA	5.750%	8/1/30	3,000,000	3,119,310

See Notes to Financial Statements.

24	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply LLC	3.000%	9/1/15	$25,000,000	$24,433,250	(d)
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Revenue:
Philadelphia Biosolids Facility	5.000%	1/1/15	1,560,000	1,566,739
Philadelphia Biosolids Facility	5.375%	1/1/17	2,385,000	2,384,213
Pennsylvania Housing Finance Agency, Single-Family Mortgage Revenue	5.200%	10/1/28	8,235,000	8,234,918
Pennsylvania State Department of General Services, COP, AGM	5.250%	5/1/16	2,000,000	2,035,160
Pennsylvania State Higher EFA Revenue, University of Pittsburgh Medical Center	5.000%	5/15/31	9,200,000	8,502,272
Pennsylvania State IDA, Refunding, Economic Development, AMBAC	5.500%	7/1/20	500,000	515,670
Pennsylvania State Public School Building Authority Lease Revenue:
Philadelphia School District Project, AGM	5.000%	6/1/27	10,000,000	10,290,600
Philadelphia School District Project, AGM	5.000%	6/1/29	6,275,000	6,417,882
Philadelphia, PA, Gas Works Revenue	5.500%	8/1/17	1,675,000	1,703,190	(b)
Philadelphia, PA, Gas Works Revenue, AGM	5.500%	8/1/19	3,240,000	3,294,529	(b)
Philadelphia, PA, School District	5.625%	8/1/18	2,000,000	2,134,060	(b)
Philadelphia, PA, School District:
AGM	5.500%	2/1/20	2,000,000	2,084,660	(b)
AGM	5.500%	2/1/21	1,865,000	1,943,946	(b)
Philadelphia, PA, Water & Wastewater Revenue, FGIC	5.250%	11/1/17	1,000,000	1,039,920
Pittsburgh, PA, Public Parking Authority, Parking Revenue, St. Francis General Hospital	6.625%	10/1/12	395,000	419,000	(c)
Reading, PA, GO, AMBAC	5.875%	11/15/12	1,200,000	1,304,784	(c)
Southcentral, PA, General Authority Revenue, Hanover Hospital Inc., Radian	5.500%	12/1/18	1,445,000	1,454,205
West View, PA, Municipal Authority	9.500%	11/15/14	550,000	663,828	(c)
Total Pennsylvania				154,806,571
Puerto Rico — 3.6%
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	20,000,000	20,247,600
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/27	15,000,000	14,086,200
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/23	24,145,000	24,121,338
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/24	26,555,000	26,179,247
Total Puerto Rico				84,634,385

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	25

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Rhode Island — 0.1%
Providence, RI, Public Building Authority, General Revenue, NATL	5.375%	12/15/21	$1,000,000	$1,009,740
Woonsocket, RI, GO, FGIC	5.375%	10/1/20	2,000,000	2,022,740
Total Rhode Island				3,032,480
South Carolina — 0.2%
Greenville County, SC, School District Installment Purchase, Revenue, Refunding, Building Equity	6.000%	12/1/21	1,650,000	1,814,621	(b)
South Carolina Jobs, EDA, Hospital Revenue, Anmed Health	5.000%	2/1/22	2,355,000	2,416,159
Total South Carolina				4,230,780
Tennessee — 2.2%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/17	2,000,000	2,040,900
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/19	8,260,000	8,160,302
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	18,000,000	17,487,540
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	15,000,000	14,294,400
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	6,865,000	6,488,180
Tennessee Housing Development Agency	5.000%	7/1/23	3,125,000	3,105,000	(a)
Total Tennessee				51,576,322
Texas — 8.6%
Austin, TX Electric Utility System Revenue, Refunding, AMBAC	5.500%	11/15/13	2,000,000	2,194,340
Brownsville, TX, Utilities Systems Revenue, AMBAC	9.400%	1/1/13	10,000	11,029	(c)
Dallas, TX, Area Rapid Transit, Senior Lien, AMBAC	5.375%	12/1/17	1,000,000	1,033,410	(b)
El Paso County, TX, Housing Finance Corp., La Plaza Apartments	6.700%	7/1/20	415,000	417,544
El Paso County, TX, Housing Finance Corp., MFH Revenue:
American Village Communities	6.250%	12/1/20	1,250,000	1,240,062
American Village Communities	6.250%	12/1/24	1,000,000	996,270
Fort Worth, TX, Water & Sewer Revenue	5.625%	2/15/18	2,000,000	2,090,800	(b)
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	5,000,000	5,067,000	(a)(d)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.375%	11/15/28	11,000,000	10,224,060
Harris County, TX, GO, Capital Appreciation, Refunding, Permanent Improvement, NATL	0.000%	10/1/17	1,000,000	826,410
Harris County, TX, Houston Sports Authority Revenue	5.250%	11/15/16	1,125,000	1,124,392
Harris County, TX, Houston Sports Authority Revenue, NATL	5.750%	11/15/19	3,000,000	2,924,370

See Notes to Financial Statements.

26	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue, Deer Park Refining Project	4.700%	5/1/18	$40,000,000	$40,958,400
Houston, TX, Airport Systems Revenue:
Senior Lien	5.000%	7/1/26	8,215,000	8,389,404
Senior Lien	5.125%	7/1/27	11,180,000	11,474,817
Limestone County, TX, Public Facility Corp. Revenue, County Jail Project	5.000%	11/1/19	3,250,000	3,276,585
Midlothian, TX, Development Authority Tax, Increment Contact Revenue	7.875%	11/15/21	2,220,000	2,282,604	(b)
North Forest ISD, ACA	6.500%	8/15/17	1,230,000	1,078,993
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	18,000,000	17,632,260
North Texas Tollway Authority, Dallas North Tollway Systems Revenue:
AMBAC	5.000%	1/1/25	9,335,000	9,355,817
AMBAC	5.000%	1/1/26	10,205,000	10,141,117
Panhandle, TX, Regional Housing Finance, GNMA-Collateralized	6.500%	7/20/21	732,000	751,325
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.500%	8/1/21	2,000,000	2,032,920
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	13,000,000	13,320,190
Tarrant County, TX, Health Facilities Development Corp., Health System Revenue, Original Issue Discount, FGIC	5.000%	9/1/15	1,105,000	1,197,858	(c)
Tarrant County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor Health Care Systems Project	5.750%	11/15/19	4,000,000	4,111,760
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	3,695,771
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	39,070,000	39,850,228
Texas Technical University Revenue, Financing System, NATL	5.500%	8/15/18	2,000,000	2,088,660	(b)
Wichita Falls, TX, Water & Sewer Revenue, Priority Lien, AMBAC	5.375%	8/1/19	1,000,000	1,016,430	(b)
Total Texas				200,804,826
U.S. Virgin Islands — 1.1%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	5.000%	10/1/25	3,560,000	3,318,774
Matching Fund Loan	5.250%	10/1/29	3,425,000	3,211,486
Matching Fund Loan	6.625%	10/1/29	5,000,000	5,125,350

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	27

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — continued
Matching Fund Loan Note	5.000%	10/1/29	$4,000,000	$3,554,600
Senior Lien	5.000%	10/1/25	11,000,000	10,669,120
Total U.S. Virgin Islands				25,879,330
Utah — 0.2%
Provo, UT, Electric Revenue	10.125%	4/1/15	495,000	584,699	(c)
Provo, UT, Electric Revenue:
AMBAC	10.375%	9/15/15	10,000	12,136	(c)
NATL	10.125%	4/1/15	540,000	637,853	(c)
Salt Lake County, UT, Hospital Revenue, IHC Health Services Inc., AMBAC	5.500%	5/15/13	1,500,000	1,523,700
Spanish Fork City, UT, Water Revenue:
AGM	5.500%	6/1/17	240,000	254,153	(b)
Unrefunded Balance, AGM	5.500%	6/1/17	760,000	804,361	(b)
Utah State Board Regents, Utah State University Hospital, NATL	5.500%	8/1/18	1,000,000	1,016,830	(b)
Total Utah				4,833,732
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency Revenue, Developmental & Mental Health	5.500%	6/15/12	640,000	642,566
Virginia — 0.5%
Fairfax County, VA, Redevelopment & Housing Authority, Lease Revenue, James Lee Community Center	5.250%	6/1/19	1,000,000	1,007,740	(b)
Fauquier County, VA, IDA, Hospital Revenue, Fauquier Hospital Foundation Inc., Radian	5.500%	10/1/15	1,305,000	1,356,456
Harrisonburg, VA, Redevelopment & Housing Authority, MFH Revenue, Greens of Salem Run Project, AGM	6.000%	4/1/12	250,000	250,330	(a)
Pittsylvania County, VA, GO	5.600%	2/1/25	1,330,000	1,447,412
Virginia State Resources Authority Infrastructure Revenue, Senior, Pooled Financing Program	5.000%	11/1/19	1,175,000	1,323,908
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.250%	7/1/19	6,350,000	7,097,141
Total Virginia				12,482,987
Washington — 1.5%
Energy Northwest Washington Electric Revenue, Refunding, Project No. 1	5.500%	7/1/14	4,000,000	4,214,360
King County, WA, Public Hospital District, GO	5.250%	12/1/28	6,725,000	7,009,333
Pierce County, WA, School District North 10 Tacoma, FGIC	5.375%	12/1/14	2,000,000	2,066,820	(b)
Port of Seattle, WA, Revenue	5.000%	6/1/30	8,000,000	8,016,960

See Notes to Financial Statements.

28	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Washington — continued
Radford Court Properties, WA, Student Housing Revenue:
NATL	6.000%	6/1/17	$1,695,000	$1,701,017
NATL	5.375%	6/1/19	1,000,000	1,001,570
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	6.750%	7/1/29	7,080,000	7,190,590
Multicare Health System	5.750%	8/15/29	3,000,000	3,164,580
Total Washington				34,365,230
West Virginia — 0.8%
West Virginia Higher Education Policy Commission Revenue, Higher Education Facilities	5.000%	4/1/26	6,440,000	6,491,005
West Virginia State Hospital Finance Authority Revenue, AGM	5.375%	6/1/28	6,000,000	6,057,660
West Virginia State Hospital Finance Authority, Hospital Revenue, United Health Systems	5.250%	6/1/29	5,785,000	5,549,261
Total West Virginia				18,097,926
Wisconsin — 1.2%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/20	1,425,000	1,428,876	(a)
Milwaukee County, WI, Airport Revenue	4.000%	12/1/21	1,700,000	1,526,311	(a)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/22	1,345,000	1,333,204	(a)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/23	1,000,000	981,550	(a)
Sheboygan, WI, PCR, Wisconsin Power Convention, FGIC	5.000%	9/1/15	4,000,000	4,286,760
Wisconsin State General Fund Annual Appropriation Revenue	5.375%	5/1/25	10,000,000	10,712,200
Wisconsin State HEFA Revenue:
Agnesian Health Care Inc.	6.000%	7/1/17	1,000,000	1,013,670	(b)
Children’s Hospital	5.500%	8/15/29	5,950,000	6,024,435
Wheaton Franciscan Services Inc.	6.000%	8/15/15	1,500,000	1,587,885	(b)
Total Wisconsin				28,894,891
Wyoming — 1.0%
Sweetwater County, WY, PCR, Idaho Power Co. Project	5.250%	7/15/26	14,000,000	14,425,180
Wyoming CDA, Housing Revenue	5.500%	12/1/28	7,565,000	7,676,054
Wyoming Municipal Power Agency, Power Supply	4.500%	1/1/29	1,000,000	950,610
Total Wyoming				23,051,844
Total Investments before Short-Term Investments (Cost — $2,300,869,591)				2,289,972,233

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	29

Legg Mason Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.0%
California — 0.2%
California Statewide CDA Revenue, Rady Children’s Hospital, LOC-Wells Fargo Bank N.A.	0.160%	8/15/47	$5,000,000	$5,000,000	(h)(i)
New York — 0.3%
New York City, NY, TFA, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.230%	11/1/22	6,800,000	6,800,000	(h)(i)
Oregon — 0.0%
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor Project, LOC-Wells Fargo Bank N.A.	0.190%	8/15/32	600,000	600,000	(h)(i)
Puerto Rico — 0.1%
Commonwealth of Puerto Rico, GO:
Public Improvement, AGM, SPA-Dexia Bank	0.240%	7/1/24	400,000	400,000	(h)(i)
Public Improvement, AGM, SPA-Dexia Credit Local	0.240%	7/1/18	600,000	600,000	(h)(i)
Public Improvement, AGM, SPA-Dexia Credit Local	0.240%	7/1/28	500,000	500,000	(h)(i)
Total Puerto Rico				1,500,000
Texas — 0.4%
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospital of Dallas, LOC-JPMorgan Chase	0.250%	10/1/41	8,500,000	8,500,000	(h)(i)
Total Short-Term Investments (Cost — $22,400,000)				22,400,000
Total Investments — 99.2% (Cost — $2,323,269,591#)				2,312,372,233
Other Assets in Excess of Liabilities — 0.8%				18,309,863
Total Net Assets — 100.0%				$2,330,682,096

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Maturity date shown represents the mandatory tender date.

(e)	The maturity principal is currently in default as of March 31, 2011.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities are currently in default as of March 31, 2011.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $2,322,801,449.

See Notes to Financial Statements.

30	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Legg Mason Western Asset Intermediate-Term Municipals Fund

Abbreviations used in this schedule:
ACA	— American Capital Assurance—Insured Bonds
AGC	— Assured Guaranty Corporation—Insured Bonds
AGM	— Assured Guaranty Municipal Corporation—Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation—Insured Bonds
CBI	— Certificate of Bond Insurance
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company—Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
INDLC	— Industrial Indemnity Company—Insured Bonds
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation—Insured Bonds
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Q-SBLF	— Qualified School Board Loan Fund
Radian	— Radian Asset Assurance—Insured Bonds
SPA	— Standby Bond Purchase Agreement—Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	31

Legg Mason Western Asset Intermediate-Term Municipals Fund

Summary of Investments by Industry*
Industrial revenue	21.5%
Health care	19.0
Transportation	18.0
Power	10.6
Special tax obligation	8.0
Education	4.0
Pre-refunded/escrowed to maturity	4.0
Leasing	3.4
Local general obligation	2.8
State general obligation	2.3
Water & sewer	1.9
Housing	1.8
Other	1.2
Solid waste/resource recovery	0.5
Short-term investments	1.0
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of March 31, 2011 and are subject to change.

Ratings Table† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	1.9%
AA/Aa	33.4
A	46.6
BBB/Baa	15.8
BB/Ba	0.5
A-1/VMIG 1	1.0
NR	0.8
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See	pages 32 through 35 for definitions of ratings.

See Notes to Financial Statements.

32	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	33

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

34	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	35

Short-term security ratings (unaudited) (cont’d)

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

36	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Statement of assets and liabilities

March 31, 2011

Assets:
Investments, at value (Cost — $2,323,269,591)	$2,312,372,233
Cash	83,702
Interest receivable	37,276,740
Receivable for Fund shares sold	8,513,720
Receivable for securities sold	4,155,000
Prepaid expenses	99,096
Other assets	458
Other receivables	28,745
Total Assets	2,362,529,694

Liabilities:
Payable for securities purchased	19,009,140
Payable for Fund shares repurchased	10,172,765
Investment management fee payable	995,634
Distribution fees payable	676,929
Distributions payable	557,564
Trustees’ fees payable	11,493
Accrued expenses	424,073
Total Liabilities	31,847,598
Total Net Assets	$2,330,682,096

Net Assets:
Par value (Note 7)	$3,796
Paid-in capital in excess of par value	2,441,368,782
Undistributed net investment income	375,350
Accumulated net realized loss on investments and futures contracts	(100,168,474)
Net unrealized depreciation on investments	(10,897,358)
Total Net Assets	$2,330,682,096

Shares Outstanding:
ClassA	196,885,789
ClassC	131,471,891
ClassI	51,252,893

Net Asset Value:
ClassA (and redemption price)	$6.14
ClassC (and redemption price)	$6.15
ClassI (and redemption price)	$6.14
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 2.25%)	$6.28

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	37

Statement of operations

For the Year Ended March 31, 2011

Investment Income:
Interest	$111,728,098

Expenses:
Investment management fee (Note 2)	11,840,698
Distribution fees (Notes 2 and 5)	8,469,758
Transfer agent fees (Note 5)	939,445
Registration fees	207,647
Legal fees	145,247
Shareholder reports	76,794
Fund accounting fees	46,644
Trustees’ fees	35,540
Insurance	34,570
Audit and tax	30,700
Custody fees	13,014
Miscellaneous expenses	9,028
Total Expenses	21,849,085
Net Investment Income	89,879,013

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,852,978)
Futures contracts	(45,831,800)
Net Realized Loss	(47,684,778)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(70,269,597)
Futures contracts	(2,689,194)
Change in Net Unrealized Appreciation (Depreciation)	(72,958,791)
Net Loss on Investments and Futures Contracts	(120,643,569)
Proceeds from Settlement of a Regulatory Matter (Note 9)	161,390
Decrease in Net Assets From Operations	$(30,603,166)

See Notes to Financial Statements.

38	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended March 31,	2011	2010

Operations:
Net investment income	$89,879,013	$53,822,888
Net realized loss	(47,684,778)	(812,198)
Change in net unrealized appreciation (depreciation)	(72,958,791)	79,199,750
Proceeds from settlement of a regulatory matter (Note 9)	161,390	—
Increase (Decrease) in Net Assets From Operations	(30,603,166)	132,210,440

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(89,650,047)	(53,567,348)
Decrease in Net Assets From Distributions to Shareholders	(89,650,047)	(53,567,348)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,561,310,800	1,288,395,024
Reinvestment of distributions	81,432,473	46,585,847
Cost of shares repurchased	(1,108,565,347)	(423,647,079)
Increase in Net Assets From Fund Share Transactions	534,177,926	911,333,792
Increase in Net Assets	413,924,713	989,976,884

Net Assets:
Beginning of year	1,916,757,383	926,780,499
End of year*	$2,330,682,096	$1,916,757,383
* Includes undistributed net investment income of:	$375,350	$213,020

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	39

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 6.41	$ 5.98	$ 6.32	$ 6.36	$ 6.33

Income (loss) from operations:
Net investment income	0.25	0.26	0.27	0.26	0.26
Net realized and unrealized gain (loss)	(0.27)	0.43	(0.34)	(0.04)	0.03
Total income (loss) from operations	(0.02)	0.69	(0.07)	0.22	0.29

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.27)	(0.26)	(0.26)
Total distributions	(0.25)	(0.26)	(0.27)	(0.26)	(0.26)

Net asset value, end of year	$6.14	$6.41	$5.98	$6.32	$6.36
Total return[2]	(0.31)%	11.75%	(1.13)%	3.48%	4.70%

Net assets, end of year (millions)	$1,208	$1,026	$604	$460	$495

Ratios to average net assets:
Gross expenses	0.72%	0.70%	0.68%	0.72%	0.78%[3]
Gross expenses, excluding interest expense	—	—	—	—	0.70	[3]
Net expenses[4]	0.72	0.70	0.68	0.72 [5]	0.76	[3,5,6]
Net expenses, excluding interest expense	—	—	—	—	0.68	[3,5,6]
Net investment income	4.00	4.18	4.39	4.05	4.12

Portfolio turnover rate	25%	14%	19%	36%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.75% including interest expense and 0.69% and 0.67% excluding interest expense, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation prior to March 16, 2007, the ratio of expenses, other than brokerage, interest, taxes and extraordinary, to average net assets of Class A shares did not exceed 0.85%.

See Notes to Financial Statements.

40	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$6.42	$5.99	$6.32	$6.37	$6.34

Income (loss) from operations:
Net investment income	0.22	0.22	0.23	0.22	0.22
Net realized and unrealized gain (loss)	(0.27)	0.43	(0.33)	(0.05)	0.03
Total income (loss) from operations	(0.05)	0.65	(0.10)	0.17	0.25

Less distributions from:
Net investment income	(0.22)	(0.22)	(0.23)	(0.22)	(0.22)
Total distributions	(0.22)	(0.22)	(0.23)	(0.22)	(0.22)

Net asset value, end of year	$6.15	$6.42	$5.99	$6.32	$6.37
Total return[2]	(0.89)%	11.06%	(1.58)%	2.68%	4.06%

Net assets, end of year (millions)	$808	$728	$300	$200	$246

Ratios to average net assets:
Gross expenses	1.32%	1.31%	1.30%	1.33%	1.39%[3]
Gross expenses, excluding interest expense	—	—	—	—	1.31	[3]
Net expenses[4]	1.32	1.31	1.30	1.33	1.38	[3,5,6]
Net expenses, excluding interest expense	—	—	—	—	1.30	[3,5,6]
Net investment income	3.40	3.56	3.77	3.43	3.50

Portfolio turnover rate	25%	14%	19%	36%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.37% including interest expense and 1.30% and 1.29% excluding interest expense, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation prior to March 16, 2007, the ratio of expenses, other than brokerage, interest, taxes and extraordinary, to average net assets of Class C shares did not exceed 1.45%.

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$ 6.41	$ 5.98	$ 6.32	$6.35

Income (loss) from operations:
Net investment income	0.26	0.27	0.28	0.13
Net realized and unrealized gain (loss)	(0.27)	0.43	(0.34)	(0.03)
Total income (loss) from operations	(0.01)	0.70	(0.06)	0.10

Less distributions from:
Net investment income	(0.26)	(0.27)	(0.28)	(0.13)
Total distributions	(0.26)	(0.27)	(0.28)	(0.13)

Net asset value, end of year	$6.14	$6.41	$5.98	$6.32
Total return[3]	(0.16)%	11.93%	(0.97)%	1.61%

Net assets, end of year (000s)	$314,561	$162,572	$22,995	$1

Ratios to average net assets:
Gross expenses	0.56%	0.54%	0.52%	0.54%[4]
Net expenses[5]	0.56 [6]	0.54 [6]	0.52	0.54 [4]
Net investment income	4.17	4.29	4.60	4.05 [4]

Portfolio turnover rate	25%	14%	19%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 28, 2007 (inception date) to March 31, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

42	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Intermediate-Term Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	43

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (level 1)	Other Significant Observable Inputs (level 2)	Significant Unobservable Inputs (level 3)	Total
Municipal bonds†	—	$2,289,972,233	—	$2,289,972,233
Short-term investments†	—	22,400,000	—	22,400,000
Total investments	—	$2,312,372,233	—	$2,312,372,233

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. During the year ended March 31, 2011, the Fund employed short U.S. Treasury futures to manage duration and in expectation of underperformance by Treasuries. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

44	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$5,555,681	$(5,555,681)
(b)	$(228,026)	228,026	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	45

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2011, LMIS and its affiliates received sales charges of approximately $82,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$135,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2011, the Fund had accrued $4,198 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,085,468,552
Sales	567,500,204

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$35,848,026
Gross unrealized depreciation	(46,277,242)
Net unrealized depreciation	$(10,429,216)

46	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At March 31, 2011, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(45,831,800)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(2,689,194)

During the year ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)†	$315,042,506

†	At March 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.60% of the average daily net assets of Class C shares. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$1,828,242	$491,899
Class C	6,641,516	368,599
Class I	—	78,947
Total	$8,469,758	$939,445

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	47

6. Distributions to shareholders by class

	Year Ended March 31, 2011	Year Ended March 31, 2010
Net Investment Income:
Class A	$48,670,035	$33,596,046
Class C	30,019,874	16,613,327
Class I	10,960,138	3,357,975
Total	$89,650,047	$53,567,348

7. Shares of beneficial interest

At March 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	108,221,286	$689,253,402	89,841,405	$566,873,387
Shares issued on reinvestment	7,007,510	44,337,143	4,537,030	28,631,700
Shares repurchased	(78,442,786)	(491,257,910)	(35,182,638)	(222,405,950)
Net increase	36,786,010	$242,332,635	59,195,797	$373,099,137

Class C
Shares sold	91,852,852	$589,955,160	89,317,421	$567,003,752
Shares issued on reinvestment	4,352,419	27,594,072	2,343,643	14,836,948
Shares repurchased	(78,121,702)	(491,722,681)	(28,394,726)	(179,651,465)
Net increase	18,083,569	$125,826,551	63,266,338	$402,189,235

Class I
Shares sold	44,395,496	$282,102,238	24,424,935	$154,517,885
Shares issued on reinvestment	1,504,930	9,501,258	491,631	3,117,199
Shares repurchased	(20,000,006)	(125,584,756)	(3,407,218)	(21,589,664)
Net increase	25,900,420	$166,018,740	21,509,348	$136,045,420

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class I
Daily 4/29/2011	$0.021545	$0.018377	$0.022438

48	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$89,549,870	$53,567,348
Ordinary income	100,177	—
Total distributions paid	$89,650,047	$53,567,348

As of March 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$395,724
Undistributed ordinary income — net	45,118
Total undistributed earnings	$440,842
Capital loss carryforward*	(97,116,518)
Other book/tax temporary differences(a)	(3,585,590)
Unrealized appreciation (depreciation)(b)	(10,429,216)
Total accumulated earnings (losses) — net	$(110,690,482)

*	As of March 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2012	$(2,928,764)
3/31/2013	(21,780,086)
3/31/2014	(4,311,329)
3/31/2015	(283,837)
3/31/2018	(20,981,898)
3/31/2019	(46,830,604)
$(97,116,518)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	49

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

50	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $81,229 and $80,161 for Classes A and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	51

funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

52	Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of two of the plaintiff’s claims brought pursuant to various provisions of the 1940 Act and Massachusetts state law. With regard to the third claim, a derivative state-law claim for breach of fiduciary duty to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending March 31, 2012.

Legg Mason Western Asset Intermediate-Term Municipals Fund 2011 Annual Report	53

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Intermediate-Term Municipals Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Intermediate-Term Municipals Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 16, 2011

54	Legg Mason Western Asset Intermediate-Term Municipals Fund

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Intermediate-Term Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Intermediate-Term Municipals Fund	55

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

56	Legg Mason Western Asset Intermediate-Term Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 5-year periods ended June 30, 2010 was above the median, that the Fund’s performance for the 3-year period ended June 30, 2010 was below the median, and that the Fund’s performance for the 10-year period ended June 30, 2010 was slightly above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the

Legg Mason Western Asset Intermediate-Term Municipals Fund	57

Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was slightly below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee does not have breakpoints.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

58	Legg Mason Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Intermediate-Term Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Intermediate-Term Municipals Fund	59

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

60	Legg Mason Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Legg Mason Western Asset Intermediate-Term Municipals Fund	61

Independent Trustees cont’d
Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	165
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

62	Legg Mason Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Intermediate-Term Municipals Fund	63

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

64	Legg Mason Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Intermediate-Term Municipals Fund	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2011:

Record date:	Daily	Daily		Daily	Daily		Daily
Payable date:	4/30/2010	5/28/2010		June 2010 through November 2010	12/31/2010		January 2011 through March 2011
Class A
Tax-exempt interest	100.00%	99.81%		100.00%	99.04%		100.00%
Ordinary Income	—	0.19	%*	—	0.96	%*	—

Record date:	Daily	Daily		Daily	Daily		Daily
Payable date	4/30/2010	5/28/2010		June 2010 through November 2010	12/31/2010		January 2011 through March 2011
Class C
Tax-exempt interest	100.00%	99.70%		100.00%	99.04%		100.00%
Ordinary income	—	0.30	%*	—	0.96	%*	—

Record date:	Daily	Daily		Daily
Payable date	April 2010 through November 2010	12/31/2010		January 2011 through March 2011
Class I
Tax-exempt interest	100.00%	99.04%		100.00%
Ordinary income	—	0.96	%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax nonresident aliens corporations.

Please retain this information for your records.

Legg Mason Western Asset

Intermediate-Term Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Intermediate-Term Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Intermediate-Term Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2305 5/11 SR11-1370

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2010 and March 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,900 in 2010 and $101,200 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,300 in 2010 and $12,300 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 27, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: May 27, 2011